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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TravelCenters of America LLC

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRAVELCENTERS OF AMERICA LLC

Notice of 2019 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 23, 2019 at 9:30 a.m., Eastern time
24601 Center Ridge Road, Westlake, Ohio 44145

TRAVELCENTERS OF AMERICA LLC

It is our pleasure to invite you to join our Board of Directors and executive officers at TravelCenters of America LLC's 2019 Annual Meeting of Shareholders in Westlake, Ohio. The enclosed Notice of 2019 Annual Meeting of Shareholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2019 Annual Meeting of Shareholders.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2019 Annual Meeting of Shareholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

March 29, 2019

On behalf of the Board of Directors,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 23, 2019

9:30 a.m., Eastern time

24601 Center Ridge Road
Westlake, Ohio 44145

ITEMS OF BUSINESS

1.
Elect the Director nominee identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Ratify the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set March 15, 2019 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2019 Annual Meeting. All shareholders are encouraged to vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 29, 2019
Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on March 15, 2019.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Director	Page 10	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 45	FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 22, 2019 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 22, 2019 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  To review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  To sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 11 beginning on page 8 of "Questions and Answers" for important details on admission requirements.

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SUMMARY OF PROPOSALS

This summary highlights matters for consideration by shareholders at our 2019 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEE (page 12)

The following Director is up for election to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Lisa Harris Jones*	51	Founding member of Harris Jones & Malone, LLC	Audit; Compensation; Nominating and Governance (Chair)

*
Independent Director

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (page 45)

Shareholders are asked to ratify the appointment of RSM US LLP as independent auditors of TravelCenters of America LLC for the Company's fiscal year ending December 31, 2019. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2019.

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TRAVELCENTERS OF AMERICA LLC
24601 CENTER RIDGE ROAD
WESTLAKE, OHIO 44145

March 29, 2019

PROXY STATEMENT

The Board of Directors (the "Board") of TravelCenters of America LLC (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2019 annual meeting of shareholders of the Company. The meeting will be held at 24601 Center Ridge Road, Westlake, Ohio 44145 on Thursday, May 23, 2019, at 9:30 a.m., Eastern time, and any adjournments or postponements thereof (the "2019 Annual Meeting"). We are first making these proxy materials available to shareholders on or about March 29, 2019.

Only owners of record of shares representing common limited liability company interests in the Company ("Common Shares") as of the close of business on March 15, 2019, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On March 15, 2019, there were approximately 40,397,551 Common Shares issued and outstanding.

The mailing address of the Company's principal executive offices is 24601 Center Ridge Road, Westlake, Ohio 44145.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 23, 2019.

The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2018 are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2018 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: Jennifer B. Clark, Secretary; Adam D. Portnoy, Managing Director; and Mark R. Young, Executive Vice President and General Counsel.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 22, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the

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instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 22, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12.

4. Who may vote at the 2019 Annual Meeting?

Holders of record of Common Shares as of the close of business on March 15, 2019, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Directors recommends on those proposals. Other than the proposals listed on pages 10 and 45, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2019 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1. There can be no broker non-votes on Item 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 12.

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A shareholder's attendance at the 2019 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

8. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's and its subsidiaries' directors, officers and employees, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

10. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 219-1442. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    7

2019 Annual Meeting Information

11. How do I attend the 2019 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the record date (March 15, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need to bring photo identification for admission.

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  Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

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  Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1442.

12. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 11 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

13. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.ta-petro.com, click on "For Investors," hover over "Corporate Governance," and then click on "Governance Documents." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.ta-petro.com, click on "For Investors," hover over "Financials and Filings" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, the Code or the Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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14. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ta-petro.com. The communication will then be delivered to the appropriate party or parties.

15. How do I submit a proposal for action at the 2020 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2020 annual meeting of shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 30, 2019.

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If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our LLC Agreement and our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on November 30, 2019 and not earlier than October 31, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 31 of this Proxy Statement.

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    9

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our LLC Agreement and Bylaws, the Board currently consists of five Directors, three of whom are Independent Directors and two of whom are Managing Directors. Our LLC Agreement provides that the Board is divided into three groups, with Directors of each group serving for a term that expires at the third annual meeting of shareholders following his or her election and until his or her successor is duly elected and qualifies.

Assuming a quorum is present at the meeting, a plurality of all the votes cast at the meeting is required to elect a Director at the 2019 Annual Meeting.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our LLC Agreement and Bylaws, the Board consists of five Directors: two Managing Directors and three Independent Directors. As set forth in our LLC Agreement and Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules and requirements of The Nasdaq Stock Market LLC (the "Nasdaq") and the SEC. As set forth in our LLC Agreement and Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees or officers of the Company or RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to their election as Directors. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including perspectives, backgrounds and experiences.

In addition to other criteria, our Bylaws require that Director candidates submit any additional information required in connection with the Company's regulation by state gambling authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the travel center and restaurant businesses and factors impacting those businesses.	• Understanding of, and work experience in, retail-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current trends in retail and fuel marketing, in the travel center, trucking, transportation and restaurant industries and in capital markets.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

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Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

The Company's business involves complex financial and real estate transactions.

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High level of financial literacy.

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Knowledge of the commercial real estate ("CRE") industry.

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Familiarity with travel center and restaurant businesses.

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Management/leadership experience.

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Knowledge of the Company's historical business activities.

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Familiarity with the public capital markets.

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Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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2019 Nominee for Director

The following table sets forth the names of the Director nominee and those Directors who will continue to serve after the 2019 Annual Meeting:

Name	Position	Group	Current Term Expires

Lisa Harris Jones*	Independent Director	III	2019
Joseph L. Morea	Independent Director	I	2020
Andrew J. Rebholz	Managing Director	I	2020
Barbara D. Gilmore	Independent Director	II	2021
Adam D. Portnoy	Managing Director	II	2021

*
2019 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Harris Jones for election as an Independent Director in Group III. Ms. Harris Jones currently serves on the Board. If elected, she would serve until the Company's 2022 annual meeting of shareholders and until her successor is duly elected or until her earlier death, resignation or removal.

We expect the nominee for election as a Director will be able to serve if elected. However, if the nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominee would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominee possesses the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of the Director nominee.

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Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of March 15, 2019, of the Company's Director nominee, continuing Directors and executive officers. The business address of the Director nominee, continuing Directors and executive officers is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Westlake, Ohio 44145. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 10.

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Director Nominee

Lisa Harris Jones

Independent Director since 2013

Group/Term: Group III with a term expiring at the 2019 Annual Meeting

Age: 51

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Senior Housing Properties Trust (since 2015); Industrial Logistics Properties Trust (since 2018)

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

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experience in public policy matters;

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experience in real estate matters;

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demonstrated leadership capability as an entrepreneur and founding member of a law firm;

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work on public company boards and board committees;

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institutional knowledge earned through prior service on the Board;

•

African American;

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female; and

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qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Continuing Directors

Barbara D. Gilmore

Independent Director since 2007

Group/Term: Group II with a term expiring at the 2021 annual meeting of shareholders

Age: 68

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2004); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009)

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Joseph L. Morea

Independent Director since 2015

Group/Term: Group I with a term expiring at the 2020 annual meeting of shareholders

Age: 63

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: THL Credit Senior Loan Fund (since 2013); Eagle Growth & Income Opportunities Fund (since 2015); Garrison Capital Inc. (since 2015); RMR Real Estate Income Fund (since 2016); Tremont Mortgage Trust (since 2017); Industrial Logistics Properties Trust (since 2018)

Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company trustee and director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters; and

•

institutional knowledge earned through prior service on the Board;

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Adam D. Portnoy

Managing Director since 2018

Group/Term: Group II with a term expiring at the 2021 annual meeting of shareholders

Age: 48

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017); Five Star Senior Living Inc. (since 2018)

Mr. Portnoy has been president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015, when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and CRE industries and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board and in leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

The Nominating and Governance Committee and the Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC, his day to day work requires his extensive attention to the business of all the companies for which he serves as a managing trustee or managing director, including the Company, and therefore, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. The Board believes that Mr. Portnoy's extensive familiarity with the day to day business of the Company provides valuable insight for the Board.

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Andrew J. Rebholz

Managing Director since 2018

Chief Executive Officer since 2018

Group/Term: Group I with a term expiring at the 2020 annual meeting of shareholders

Age: 54

Other Public Company Boards: None

Mr. Rebholz served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from 2007 through 2017. Mr. Rebholz has also been an executive vice president of RMR LLC since January 2018 and served as a senior vice president of RMR LLC from 2007 through 2017. Previously, Mr. Rebholz served as the Company's Senior Vice President and Controller from January 2007 until November 2007. Prior to that time, he served as vice president and controller of TravelCenters of America, Inc., the Company's predecessor, since 2002, and as corporate controller of the Company's predecessor prior to that since 1997. Since 2017, Mr. Rebholz has been a director of NATSO, Inc., a not for profit trade association engaged in activities intended to support the travel center industry. Mr. Rebholz has been a member of the Board of Directors of the Catholic Community Foundation of the Diocese of Cleveland since 2018.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the travel center industry;

•

role as the Company's Chief Executive Officer since January 2018 and, prior to that, as the Company's Chief Financial Officer for ten years, and demonstrated management ability;

•

knowledge of the Company's businesses and industries;

•

institutional knowledge earned through leadership positions with the Company;

•

experience as a director and officer of a national trade association focused on the advancement of travel center industry interests; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

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Executive Officers

Andrew J. Rebholz

Chief Executive Officer since 2018 Age: 54 Mr. Rebholz's background and qualifications are described above.

Barry A. Richards

President and Chief Operating Officer since 2018

Age: 66

Mr. Richards served as Executive Vice President of the Company from January 2010 through 2017. Previously, Mr. Richards served as the Company's Senior Vice President, Food Operations from March 2008 through December 2009, Vice President, Restaurants from September 2007 through February 2008 and as a Regional Vice President from January 2007 through August 2007. Prior to that time, he held various operations management positions with the Company's predecessor since 2000. Mr. Richards has also been a senior vice president of RMR LLC since January 2018.

William E. Myers II

Executive Vice President, Chief Financial Officer and Treasurer since 2018

Age: 52

Mr. Myers previously served as the Company's Senior Vice President and Chief Accounting Officer since 2014 and prior to that as vice president, technical accounting and reporting of Eaton plc since 2010. Prior to that time, Mr. Myers was director of financial reporting at Whirlpool Corporation from 2007 to 2010. Mr. Myers has also been a senior vice president of RMR LLC since January 2018.

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Mark R. Young

Executive Vice President and General Counsel since 2007

Age: 56

Mr. Young has been a senior vice president of RMR LLC since 2011. Previously, Mr. Young served as vice president of leasing and associate general counsel of RMR LLC from 2006 to 2007. Prior to that time, he served as assistant vice president and associate general counsel of RMR LLC since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP.

Rodney Bresnahan

Executive Vice President since 2017

Age: 50

Mr. Bresnahan previously served as the Company's Senior Vice President, Store Operations since 2014 and as Vice President, Store Operations from 2011 to 2014. Prior to that time, Mr. Bresnahan held various operations management positions with the Company since 2007 and with the Company's predecessor since 1995.

John (Skip) T. McGary Jr.

Executive Vice President since 2018

Age: 60

Mr. McGary previously served as the Company's Senior Vice President, Truck Service since 2014. Prior to that time, Mr. McGary held positions as Senior Vice President, Retail Marketing from 2011 to 2014 and prior to that as Vice President, Truck Service since 2007. Prior to 2007, Mr. McGary served the Company's predecessor as a regional vice president, district manager, general manager and in a variety of other operations positions since 1982.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

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Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o TravelCenters of America LLC, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Directors. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Directors for election to the Board, see "Shareholder Nominations and Other Proposals" on page 31.

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DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Directors and making recommendations to the Board regarding cash compensation paid to Directors, in each case, for Board, committee and committee chair services. The Compensation Committee is also responsible for recommending to the Board the amount of any additional cash compensation payable to a Director for serving as the Board's liaison to the Company's Gaming Compliance Committee. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

Director Share Ownership Guidelines

The Board believes it is important to align the interests of Directors with those of our shareholders, and for Directors to hold equity ownership positions in the Company. Accordingly, each Director is expected to hold at least 50,000 Common Shares by the later of: (i) the date of the 2019 Annual Meeting and (ii) five years from the annual meeting of shareholders of the Company at which the Director was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial election of the Director to the Board. Compliance with these ownership guidelines is measured as of the end of each fiscal year. Any Director who is prohibited by law or by applicable regulation of his or her employer from owning equity in the Company is exempt from this requirement. The Nominating and Governance Committee may consider whether exceptions should be made for any Director on whom this requirement could impose a financial hardship.

As of March 15, 2019, all Directors have met or, within the applicable period, are expected to meet, these share ownership guidelines.

2018 Annual Director Compensation

In 2018, each Independent Director received an annual fee of $50,000 for services as a Director, plus a fee of $1,250 for each meeting attended. Up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Director and Managing Director received an annual award of 10,000 Common Shares in 2018.

Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $20,000, $10,000 and $10,000, respectively. The Board liaison to the Company's Gaming Compliance Committee received an additional annual fee of $10,000. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

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The following table details the total compensation of the Directors for the year ended December 31, 2018 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Barbara D. Gilmore	85,000	31,000	—	116,000
Lisa Harris Jones	97,500	31,000	—	128,500
Joseph L. Morea	93,750	31,000	—	124,750
Adam D. Portnoy(3)	—	71,000	—	71,000
Barry M. Portnoy(3)(4)	—	—	—	—
Andrew J. Rebholz(3)(4)	—	67,000	—	67,000

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2018, consisting of a $50,000 annual cash fee and, for each of Ms. Gilmore, Ms. Harris Jones and Mr. Morea, an additional $10,000, $10,000 and $20,000, respectively, for service as a committee chair in 2018. In addition, Ms. Harris Jones earned $10,000 for her service as the Board's liaison to the Gaming Compliance Committee in 2018. Ms. Gilmore, Ms. Harris Jones and Mr. Morea earned an additional $25,000, $27,500 and $23,750, respectively, in fees for meetings attended in 2018.

(2)
Equals 10,000 Common Shares multiplied by the closing price of such shares on May 23, 2018, the award date, and for Adam D. Portnoy, includes an additional 10,000 Common Shares multiplied by the closing price of such shares on February 27, 2018, the award date for Common Shares awarded in connection with his initial election as a Managing Director, and for Andrew J. Rebholz, includes an additional 10,000 Common Shares multiplied by the closing price of such shares on March 15, 2018, the award date, for Common Shares awarded in connection with his initial election as a Managing Director. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award dates.

(3)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. Rebholz for his service as our Chief Executive Officer is not included here and is described below under "Executive Compensation."

(4)
Mr. Barry M. Portnoy served as a Managing Director of the Company until his death on February 25, 2018. The Board elected Mr. Rebholz as a Managing Director effective March 15, 2018.

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CORPORATE GOVERNANCE

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisers, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee and the Code. To access these documents on the Company's website, www.ta-petro.com, click on "For Investors," hover over "Corporate Governance," and then click on "Governance Documents." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 13 in the "Questions and Answers" section on page 8.

Board Leadership Structure

In accordance with our LLC Agreement and Bylaws, the Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as directors or members of senior management in public, private for profit and nonprofit organizations and law firms. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. One or more of the Company's executive officers and our Director of Internal Audit regularly attend Board and Board committee meetings. Other officers of the Company may also sometimes attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case, at the invitation of the Board or Board committees. Special meetings of the Board may be called at any time by written request to our Secretary of a majority of our Directors then in office. Our Managing Directors, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Directors also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Director for purposes of leading Independent Director sessions is the Chair of the Audit Committee, unless the Independent Directors determine otherwise.

In 2018, the Board held 9 meetings. In 2018, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served or that were held during the period in which he or she served as a Director or committee member. All of the then Directors attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.ta-petro.com.

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Independence of Directors

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our LLC Agreement and Bylaws also require that a majority of the Board be Independent Directors. Under our LLC Agreement and Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our LLC Agreement and Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Lisa Harris Jones and Joseph L. Morea currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our LLC Agreement and Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on the Company's website, www.ta-petro.com, by clicking on "For Investors," hovering over "Corporate Governance" and then clicking on "Governance Documents." Shareholders may also request copies free of charge by writing to Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

Joseph L. Morea Committee Chair

Additional Committee Members: Barbara D. Gilmore and Lisa Harris Jones
Meetings Held in 2018: 8

Primary Role:
The Audit Committee is comprised solely of Independent Directors. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Mr. Morea is the Audit Committee's "financial expert."

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Compensation Committee

Barbara D. Gilmore Committee Chair

Additional Committee Members: Lisa Harris Jones and Joseph L. Morea
Meetings Held in 2018: 6

Primary Role:
The Compensation Committee is comprised solely of Independent Directors. Its primary responsibilities pertain to evaluating the performance and compensation of the business management services provider to the Company and of our executive officers and our Director of Internal Audit, annually reviewing our agreement with the business management services provider to the Company and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Directors for Board and committee service.

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Nominating and Governance Committee

Lisa Harris Jones Committee Chair

Additional Committee Members: Barbara D. Gilmore and Joseph L. Morea
Meetings Held in 2018: 2

Primary Role:
The Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of the Board and Board committees, including to assess the independence of Directors and Director nominees, and to develop and recommend to the Board governance principles for the Company. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, legal counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity and, for that purpose, receives regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or

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recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee, whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the annual meeting of shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors, individually or as a group. Communications should be addressed to the party for whom the communication is intended, in care of the Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (844) 403-4961; or by filling out a report by visiting the Company's website, www.ta-petro.com, clicking on "For Investors," hovering over "Corporate Governance," clicking on "Governance Documents" and then clicking on "Report Human Resources, Auditing, Accounting and Financial Reporting or Code of Business Conduct and Ethics Complaints or Concerns." We intend to satisfy the requirements under Item 5.05 of

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Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and its subsidiaries and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company ("Covered Persons"), from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC or its subsidiaries provide management services on the basis of material, non-public information learned in the course of performing services for those companies. Additionally, the Company's insider trading policy generally prohibits Covered Persons from: (i) engaging in short sales, (ii) engaging in transactions involving publicly traded options, (iii) engaging in hedging transactions, (iv) holding Common Shares and certain other securities in a margin account and (v) pledging Common Shares and certain other securities as collateral for a loan.

Sustainability

Our business strategy incorporates and values environmental sustainability principles. We seek to operate our business in a manner that improves the environmental efficiency of our operations. We regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies focus on a complementary set of objectives, including the following:

  •
  Environmental Stewardship: We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage at our properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

  •
  Corporate Citizenship: We seek to be a responsible corporate citizen and to strengthen the communities in which we own or operate properties. We regularly encourage our employees to engage in a variety of charitable and community programs, including participation in an annual nationwide fundraising effort benefiting the St. Christopher Truckers Relief Fund. RMR LLC also regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company-wide service day and a matching charitable giving program.

  •
  Diversity: We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of 40% women and 20% minorities. We and RMR LLC are equal opportunity employers.

To learn more about the Company's sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2020 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before November 30, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of shareholders; provided, that, if the date of the 2020 annual meeting is more than 30 days before or after May 23, 2020, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, the Company is not

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required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2020 Annual Meeting of Shareholders under our LLC Agreement and Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2020 annual meeting must be received by our Secretary at our principal executive offices, in accordance with the requirements of our LLC Agreement and Bylaws, not later than 5:00 p.m., Eastern time, on November 30, 2019 and not earlier than October 31, 2019; provided, that, if the date of the 2020 annual meeting is more than 30 days earlier or later than May 23, 2020, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2020 annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the 2020 annual meeting is first made by the Company. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our LLC Agreement and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a shareholder to submit a nomination for election to the Board or proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our LLC Agreement and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to the Company's Secretary at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2018 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director

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or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's LLC Agreement and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, LLC Agreement and Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are subject to the Code but who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.ta-petro.com.

Certain Related Person Transactions

Relationship with Hospitality Properties Trust ("HPT"). The Company was a 100% owned subsidiary of HPT until HPT distributed the Common Shares it then owned to its shareholders in 2007. The Company is HPT's largest tenant and HPT is the Company's principal landlord and largest shareholder. As of December 31, 2018, HPT owned 3,420,000 Common Shares, representing approximately 8.5% of the outstanding Common Shares. One of the Company's Managing Directors, Adam D. Portnoy, is a managing trustee of HPT, and his father, Barry M. Portnoy, served as a Managing Director of the Company and a managing trustee of HPT until his death on February 25, 2018. Ethan S. Bornstein, Adam Portnoy's brother-in-law, is an executive officer of HPT. RMR LLC provides management services to both the Company and HPT.

Spin-Off Transaction Agreement. In connection with the Company's spin-off from HPT in 2007, the Company entered a transaction agreement with HPT and RMR LLC, pursuant to which the Company granted HPT a right of first refusal to purchase, lease, mortgage or otherwise finance any interest the Company owns in a travel center before the Company sells, leases, mortgages or otherwise finances that travel center to or with another party, and the Company granted HPT and any other company to which RMR LLC provides management services a right of first refusal to acquire or finance any real estate of the types in which HPT or such other companies invest before the Company does. The Company also agreed that for so long as the Company is a tenant of HPT the Company will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the Company's voting shares or the power to direct the Company's management and policies or any of the Company's subsidiary tenants or guarantors under the Company's leases with HPT; the sale of a material part of the Company's assets or of any such tenant or guarantor; or the cessation of certain of our Directors to continue to constitute a majority of the Board or any such tenant or guarantor. Also, the Company agreed not to take any action that might reasonably be expected to have a material adverse impact on HPT's ability to qualify as a real estate investment trust ("REIT") and to indemnify HPT for any liabilities it may incur relating to the Company's assets and business.

HPT Leases. As of December 31, 2018, the Company leased from HPT a total of 199 properties under five leases, four of which the Company refers to as the "TA Leases" and one of which the Company refers to as the "Petro Lease," and which the Company refers to collectively as the "HPT Leases."

On January 16, 2019, the Company entered agreements with HPT (the "Transaction Agreements"), pursuant to which in January 2019:

  •
  The Company purchased from HPT 20 travel center properties, which the Company previously leased from HPT, for a total purchase price of approximately $308.2 million.

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  •
  The annual minimum rent payable to HPT by the Company under the HPT Leases was reduced by approximately $43.1 million, in aggregate.

  •
  The term of each HPT Lease was extended by three years.

  •
  Commencing on April 1, 2019, the Company will pay to HPT 16 quarterly installments of approximately $4.4 million each (an aggregate of $70.5 million) to fully satisfy and discharge the Company's $150.0 million deferred rent obligation to HPT that otherwise would have become due in five installments between 2024 and 2030.

  •
  Commencing with the year ending December 31, 2020, the Company will be obligated to pay to HPT an additional amount of percentage rent equal to one half percent (0.5%) of the excess of the Company's annual nonfuel revenues at leased sites over the nonfuel revenues for each respective site for the year ending December 31, 2019.

  •
  Certain of the 179 travel center properties that the Company continues to lease from HPT were reallocated among the HPT Leases.

The number of properties leased, the terms, the annual minimum rent and the deferred rent balances owed by the Company under the HPT Leases as of January 31, 2019 were as follows (dollar amounts in thousands):

	Number of Properties	Initial Term End Date(1)	Annual Minimum Rent as of January 31, 2019	Deferred Rent

TA Lease 1	36	December 31, 2032	$49,019	$14,175
TA Lease 2	36	December 31, 2031	44,663	12,847
TA Lease 3	35	December 31, 2029	42,404	12,603
TA Lease 4	37	December 31, 2033	46,206	12,961
Petro Lease	35	June 30, 2035	61,617	17,872

Total	179		$243,909	$70,458

(1)
The Company has two renewal options of 15 years each under each of the HPT Leases.

The HPT Leases are "triple net" leases that require the Company to pay all costs incurred in the operation of the leased properties, including costs related to personnel, utilities, inventory, acquisition and provision of services to customers, insurance, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those properties at which HPT leases the property and subleases it to the Company. The Company is also generally required to indemnify HPT for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased properties and, at lease expiration, the Company is required to pay an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The HPT Leases require the Company to maintain the leased properties, including structural and non-structural components.

The Company recognized rent expense of approximately $273.0 million for the year ended December 31, 2018 under the HPT Leases. In addition to the payment of annual minimum rent, the TA Leases provide for payment to HPT of percentage rent based on increases in total nonfuel revenues at a property over base year levels (3.0% of nonfuel revenues above 2015 nonfuel revenues and, beginning with the year ending December 31, 2020, an additional one half percent (0.5%) of nonfuel revenues above 2019 nonfuel revenues) and the Petro Lease provides for payment to HPT of percentage rent based on increases in total nonfuel revenues at a property over base year levels at such property (3.0% of nonfuel revenues above 2012 nonfuel revenues and, beginning with the year ending December 31, 2020, an additional one half percent (0.5%) of nonfuel revenues above 2019 nonfuel revenues). The total amount of percentage rent that the Company incurred during the year ended December 31, 2018 was approximately $3.6 million.

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Under the HPT Leases, the Company may request that HPT purchase approved amounts of renovations, improvements and equipment at the leased properties in return for increases in the Company's annual minimum rent according to the following formula: the annual minimum rent will be increased by an amount equal to the amount paid by HPT multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. During the year ended December 31, 2018, the Company sold to HPT approximately $56.3 million of improvements that the Company previously made to properties leased from HPT, and, as a result, the Company's annual minimum rent payable to HPT increased by approximately $4.8 million.

In 2017, HPT received, net of expenses, approximately $1.0 million as the final payment with respect to a travel center HPT previously owned in Roanoke, Virginia that HPT leased to the Company and which was taken by eminent domain proceedings brought by the Virginia Department of Transportation in 2014. This final payment was allocated to the Company in 2018.

Relationships with RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. One of the Company's Managing Directors, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. Adam Portnoy is an officer and employee of RMR LLC and a managing director and president and chief executive officer of RMR Inc. Barry Portnoy was the Company's other Managing Director and a managing director and an officer of RMR Inc. and an officer and employee of RMR LLC until his death on February 25, 2018. Andrew J. Rebholz, one of the Company's Managing Directors and the Company's Chief Executive Officer, Barry A. Richards, the Company's President and Chief Operating Officer, William E. Myers, the Company's Executive Vice President, Chief Financial Officer and Treasurer, and Mark R. Young, the Company's Executive Vice President and General Counsel, are officers and employees of RMR LLC. RMR LLC provides management services to HPT and HPT's executive officers are officers and employees of RMR LLC.

The Company's Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves, and, until his death, Barry Portnoy served, as a managing director or managing trustee of these companies and other officers of RMR LLC serve as managing directors or managing trustees of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

RMR LLC or its subsidiaries provide management services to other public and private companies, including five Nasdaq listed REITs: HPT, which is the Company's largest landlord and owns hotels and travel centers; Industrial Logistics Properties Trust ("ILPT"), which owns industrial and logistics properties; Office Properties Income Trust (formerly known as Government Properties Income Trust, "OPI"), which owns buildings primarily leased to single tenants and those with high credit quality characteristics, such as government tenants; Senior Housing Properties Trust ("SNH"), which primarily owns healthcare, senior living and medical office buildings; and Tremont Mortgage Trust ("TRMT"), which primarily originates and invests in first mortgage loans secured by middle market and transitional commercial real estate; Five Star Senior Living Inc. ("FVE"), which is listed on the Nasdaq and operates senior living communities; and Sonesta International Hotels Corporation ("Sonesta"), which operates, manages and franchises hotels, resorts and cruise ships. A subsidiary of RMR LLC is an investment adviser to RMR Real Estate Income Fund, a closed end investment company listed on the NYSE American, which invests in securities of real estate companies that are not managed by RMR LLC.

Because at least 80% of Messrs. Rebholz's, Young's, Richards's and Myers's business time was devoted to services to the Company during 2018, 80% of Messrs. Rebholz's, Young's, Richards's and Myers's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Rebholz, Young, Richards and Myers are also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. The Company believes the compensation it paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    35

their business time and efforts differently than they do currently and their compensation from the Company may become disproportionate to this division.

Former CEO Retirement. On November 29, 2017, the Company and RMR LLC entered into a retirement agreement with Thomas M. O'Brien who served as the Company's President and Chief Executive Officer and as one of the Company's Managing Directors until December 31, 2017, and remained the Company's employee through June 30, 2018. Under this retirement agreement, among other things, (i) consistent with past practice, the Company paid him his then current annual base salary of $0.3 million until June 30, 2018, and (ii) following his retirement from the Company on June 30, 2018, the Company made an additional cash payment to him in July 2018 in the amount of approximately $1.5 million and, as of his retirement date, fully accelerated the vesting of 625,000 then unvested Common Shares previously awarded to him.

In October 2018, RMR LLC purchased from Mr. O'Brien 1,492,691 million Common Shares he then owned, representing approximately 3.7% of the outstanding Common Shares, pursuant to RMR LLC's right of first refusal under this retirement agreement after the Company did not exercise the Company's right under such agreement to purchase such shares.

The Company has a business management agreement with RMR LLC to provide management services to the Company that relate to various aspects of the Company's business generally, including, but not limited to, services related to compliance with various laws and rules applicable to the Company's status as a public company, advice and supervision with respect to the Company's travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel center properties and companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs, management information systems and the like. This agreement is described below, see "—Business Management Agreement with RMR LLC."

Business Management Agreement with RMR LLC. Under the Company's business management agreement with RMR LLC, the Company pays RMR LLC an annual business management fee equal to 0.6% of the sum of the Company's fuel gross margin (which is the Company's fuel revenues less the Company's fuel cost of goods sold) plus the Company's total nonfuel revenues. The fee is payable monthly and totaled approximately $14.6 million for 2018.

The current term of the Company's business management agreement with RMR LLC ends on December 31, 2019, and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of non-renewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Directors. If the Company terminates or does not renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR LLC a termination fee equal to 2.875 times the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of termination or nonrenewal.

Expense Reimbursement. Pursuant to the Company's business management agreement, the Company is generally responsible for all of the Company's expenses and certain expenses incurred or arranged by RMR LLC on the Company's behalf. RMR LLC also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR LLC for the Company and other public companies to which RMR LLC or its subsidiaries provide management services, which amounts are subject to approval by the Compensation Committee. The Audit Committee appoints the Company's Director of Internal Audit and the Company's Compensation Committee approves the Company's portion of internal audit costs incurred by RMR LLC. The internal audit costs were approximately $0.2 million for the year ended December 31, 2018. These allocated costs are in addition to the business management fees paid to RMR LLC.

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Transition Services. In addition, RMR LLC has agreed to provide certain transition services to the Company for 120 days following termination by the Company or notice of termination by RMR LLC.

Vendors. Pursuant to the Company's business management agreement, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company awards Common Shares to certain RMR LLC employees under the Company's equity compensation plan who are not also Directors, officers or employees of the Company. During 2018, the Company awarded 51,500 Common Shares to such persons. Those awards had an aggregate value of approximately $0.2 million, based upon the closing price of the Common Shares on the Nasdaq on the date of the award. One fifth of those share awards vested on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. These share awards granted to such RMR LLC employees are in addition to the fees the Company pays to RMR LLC and the Company's share awards to the Company's Directors, officers and employees. During 2018, the Company purchased 448,721 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and employees and officers and employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under the Company's equity compensation plan. The aggregate value of the Common Share awards the Company so accelerated, measured as of the effective dates of acceleration, was $2.2 million, in aggregate, for the year ended December 31, 2018. Additionally, each of Messrs. Rebholz, Young, Richards and Myers during 2018 received share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services, including HPT, in their capacities as officers of RMR LLC.

Other. RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a two year rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and the Company reimburses RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2018, was approximately $0.3 million.

The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Directors, Adam Portnoy, and the remainder was owned by Barry Portnoy until his death, and which manages certain hotels owned by HPT, and the Company's Directors, officers and employees have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Directors, officers and employees for the costs of these hotel stays.

Relationship with Affiliates Insurance Company ("AIC"). The Company, HPT and five other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to a shareholders agreement regarding AIC.

All the Company's Directors (other than Andrew J. Rebholz) and all the independent trustees and independent directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    37

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate premiums, including taxes and fees, of approximately $2.5 million in connection with this insurance program for the policy year ending June 30, 2019, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services, including HPT, participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. The Company paid aggregate premiums of approximately $0.2 million for this policy in 2018.

Relationship with PTP. Petro Travel Plaza Holdings LLC ("PTP") is a joint venture between the Company and Tejon Development Corporation that owns two travel centers, three standalone convenience stores and one standalone restaurant in California. The Company owns a 40% interest in PTP and Andrew J. Rebholz, one of the Company's Managing Directors, serves as an officer of PTP. The Company operates the travel centers, standalone convenience stores and standalone restaurant PTP owns, for which the Company receives management fees, which were $1.6 million for 2018.

The foregoing descriptions of the Company's agreements with HPT, RMR LLC, AIC and PTP are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by the Director nominee, each Director, each of our named executive officers and our Directors, Director nominee, named executive officers and other executive officers as a group, all as of March 15, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Westlake, Ohio 44145.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	1,635,954	4.05%	Includes 1,492,691 Common Shares owned by RMR LLC. Mr. Portnoy, ABP Trust and RMR Inc. may be deemed to beneficially own, and share voting and investment power over, the Common Shares owned by RMR LLC. RMR LLC is the majority owned subsidiary of RMR Inc. and Mr. Portnoy is the controlling shareholder of RMR Inc. through ABP Trust. Mr. Portnoy holds shares of beneficial interest in, and is the sole trustee of, ABP Trust. Mr. Portnoy is also the president and chief executive officer of RMR LLC and RMR Inc. and a managing director of RMR Inc.

As set forth in the below table, HPT beneficially owns 3,420,000 Common Shares. Mr. Portnoy is a managing trustee of HPT and HPT is managed by RMR LLC. Mr. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by HPT without the authorization of the board of trustees of HPT, which is comprised of five trustees. As a result, Mr. Portnoy has determined that he does not beneficially own the Common Shares owned by HPT and therefore the Common Shares owned by HPT are not referenced as beneficially owned by him in this table.

Andrew J. Rebholz	722,132	1.8%
Barry A. Richards	252,235	Less than 1%	Includes 121,735 Common Shares held jointly with Mr. Richards's spouse.
Mark R. Young	282,998	Less than 1%
Barbara D. Gilmore	104,500	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband.
Lisa Harris Jones	54,500	Less than 1%
Joseph L. Morea	47,000	Less than 1%

All Directors, named executive officers and other executive officers as a group (ten persons)	3,393,266	8.40%

*
Amounts exclude fractional shares.

**
Based on approximately 40,397,551 Common Shares outstanding as of the record date, March 15, 2019.

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    39

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Hospitality Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	3,420,000	8.5%	Based on a Schedule 13G/A filed with the SEC on February 4, 2016, by HPT, HPT beneficially owns and has sole voting and dispositive power over 3,420,000 Common Shares.
*
Beneficial ownership of HPT is shown as of December 31, 2015. Based on information provided by HPT, the number of Common Shares beneficially owned by HPT has not changed since December 31, 2015.

**
Our LLC Agreement and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class or series of the Company's shares. Additionally, the terms of the Company's leases with HPT and the Company's agreement with RMR LLC contain provisions whereby the Company's rights under these agreements may be cancelled by HPT and RMR LLC, respectively, upon the acquisition by any person or group of more than 9.8% of the Company's voting securities or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, shareholders causing the default may become liable to the Company or to other shareholders for damages. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, our Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under our Bylaws is determined based on applicable tax rules.

The percentage indicated is based on approximately 40,397,551 Common Shares outstanding as of the record date, March 15, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, executive officers and beneficial owners of more than 10% of our Common Shares to file reports of ownership and changes of ownership with the SEC and the Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2018 all applicable Section 16(a) filing requirements were met.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's Chief Executive Officer, President and Chief Operating Officer and Executive Vice President and General Counsel who were serving as such officers as of December 31, 2018, or the Company's "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. Please see the above "Certain Related Person Transactions" section for further information regarding compensation received by the named executive officers. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Andrew J. Rebholz(3)	2018	300,000	1,000,000	743,500	—	2,043,500
Chief Executive Officer	2017	300,000	750,000	522,500	—	1,572,500

Barry A. Richards(4)	2018	300,000	600,000	360,800	94	1,260,894
President and Chief Operating Officer	2017	—	—	—	—	—

Mark R. Young	2018	300,000	575,000	270,600	—	1,145,600
Executive Vice President and	2017	300,000	525,300	285,000	—	1,110,300
General Counsel

(1)
Represents the grant date fair value of Common Share awards in 2018 and 2017, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column for Mr. Rebholz for 2018 include the value of 150,000 Common Shares the Company awarded to him in his capacity of Chief Executive Officer and the 20,000 Common Shares the Company awarded to him in his capacity as a Managing Director.

(2)
We maintain a 401(k) plan in which our named executive officers may participate, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column represent matching contributions made to each named executive officer in respect of their participation in our 401(k) plan.

(3)
Mr. Rebholz was appointed Chief Executive Officer of the Company effective January 1, 2018, and was elected as a Managing Director of the Company on March 15, 2018. He previously served as our Executive Vice President, Chief Financial Officer and Treasurer.

(4)
Mr. Richards was appointed President and Chief Operating Officer of the Company effective January 1, 2018. He previously served as our Executive Vice President of Commercial Operations.

TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement    41

2018 Outstanding Equity Awards at Fiscal Year End

Share awards made by the Company to the Company's Chief Executive Officer in 2018 provide that one tenth of each award vested on the date of award grant and an additional one tenth vests on each of the next nine anniversaries of the award date. Share awards made by the Company to the Company's President and Chief Operating Officer and Executive Vice President and General Counsel in 2018 provide that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the TravelCenters of America LLC 2016 Equity Compensation Plan, as amended (the "2016 Equity Compensation Plan"), or under any prior equity compensation plans receive distributions that the Company makes, if any, on its Common Shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to our named executive officers in their capacity as officers of the Company that were unvested as of December 31, 2018.

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Andrew J. Rebholz(3)	2018	135,000	507,600
	2017	88,000	330,880
	2016	70,000	263,200
	2015	30,000	112,800
	2014	50,000	188,000
	2013	30,000	112,800
	2012	30,000	112,800
	2011	20,000	75,200
	2010	10,000	37,600

Barry A. Richards	2018	64,000	240,640
	2017	36,000	135,360
	2016	24,000	90,240
	2015	5,000	18,800

Mark R. Young	2018	48,000	180,480
	2017	36,000	135,360
	2016	24,000	90,240
	2015	5,000	18,800

(1)
Unless noted otherwise, Common Share awards granted by the Company to the Company's executive officers provide that one fifth of each award vests on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. The Common Shares granted in 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, and 2010 were granted on November 28, 2018, November 29, 2017, November 30, 2016, December 8, 2015, December 2, 2014, November 19, 2013, December 4, 2012, November 29, 2011 and December 1, 2010, respectively. At the Company's option, in the event a recipient who has been granted a Common Share award ceases to perform duties for the Company, RMR LLC or any company that RMR LLC manages or that is affiliated with RMR LLC during the vesting period, the recipient shall forfeit all or a portion of the Common Shares that have not yet vested.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2018.

(3)
These Common Share awards provide that one tenth of each award vested on the award date and one tenth vests on each of the next nine anniversaries of the award date.

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Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2018.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2018 ($)(1)

Andrew J. Rebholz	463,000	1,740,880
Barry A. Richards	129,000	485,040
Mark R. Young	113,000	424,880

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2018.

Although we have no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2016 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

For a discussion of the consequences of a Change in Control or Termination Event under the Company's business management agreement with RMR LLC, see the above "Certain Related Person Transactions" section.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2018; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Joseph L. Morea, Chair Barbara D. Gilmore Lisa Harris Jones

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RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2019. RSM US LLP has served as the Company's independent auditors since October 6, 2014, and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2018 and 2017.

	2018 Fees(1)	2017 Fees

Audit Fees	$2,036,020	$1,901,410
Audit Related Fees	380,000	—
Tax Fees	59,500	39,000
All Other Fees	—	—

(1)
The amount of audit fees for 2018 is based on the fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by the Audit Committee for services provided by RSM US LLP, including in connection with the audit of the Company's 2018 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

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Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2018 and 2017 were approved by the Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2018 and 2017 are set forth above and, for 2018, include estimated fee amounts. The fees for audit-related services provided by RSM US LLP in 2018 were for RSM US LLP's audit of the financial statements of our former standalone convenience stores business, which was performed in connection with our sale of that business in December 2018. The tax fees charged by RSM US LLP during 2018 and 2017 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2017 and 2016, respectively. The Audit Committee approved the engagement of RSM US LLP to provide these non-audit services because it determined that RSM US LLP providing these services would not compromise RSM US LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

46    TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement

One or more representatives of RSM US LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 29, 2019

48    TRAVELCENTERS OF AMERICA LLC     2019 Proxy Statement

THANK YOU

Thank you for being a shareholder of TravelCenters of America LLC.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 22, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 22, 2019. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TravelCenters of America LLC, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TRAVELCENTERS OF AMERICA LLC C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E70819-P20595 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRAVELCENTERS OF AMERICA LLC 1. Election of Director. For Withhold Nominee (for Independent Director in Group III): Lisa Harris Jones ! ! For Against Abstain ! ! ! 2. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. For address changes, please check this box and write them on the back where indicated. ! (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR the Nominee for Director in Proposal 1 and FOR Proposal 2.

TRAVELCENTERS OF AMERICA LLC ANNUAL MEETING OF SHAREHOLDERS May 23, 2019, 9:30 a.m., Eastern time TravelCenters of America LLC 24601 Center Ridge Road Westlake, Ohio 44145 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2019 Annual Meeting of Shareholders of TravelCenters of America LLC will address the following items of business: 1. Election of the Director named in the Proxy Statement to the Company's Board of Directors; Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. E70820-P20595 TRAVELCENTERS OF AMERICA LLC 24601 Center Ridge Road Westlake, OH 44145 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Shareholders of TravelCenters of America LLC (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America LLC. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Adam D. Portnoy and Mark R. Young, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of the Company to be held at 24601 Center Ridge Road, Westlake, Ohio 44145 on May 23, 2019, at 9:30 a.m. Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

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Notice of 2019 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
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Nominating and Governance Committee